                       THIRD AMENDMENT TO CREDIT AGREEMENT
                       -----------------------------------
                        CONSENT AND RELEASE OF GUARANTOR
                        --------------------------------

         THIS THIRD AMENDMENT TO CREDIT AGREEMENT CONSENT AND RELEASE OF GUARANTOR, dated as of December 13, 2004 (this "Amendment"), is entered into by and among INTERMAGNETICS GENERAL CORPORATION, a Delaware corporation (successor in interest to Intermagnetics General Corporation, a New York corporation) (the "Borrower"), certain Domestic Subsidiaries of the Borrower as Guarantors (the "Guarantors" and together with the Borrower, the "Credit Parties"), the Lenders identified on the signature pages hereto and WACHOVIA BANK, NATIONAL ASSOCIATION, as administrative agent for the Lenders (the "Administrative Agent").

                              W I T N E S S E T H

         WHEREAS, the Borrower, the Guarantors, the Administrative Agent and the Lenders are parties to that certain Credit Agreement dated as of December 17, 2003 (as previously amended and modified and as further amended, modified, supplemented or restated from time to time, the "Credit Agreement"; capitalized terms used herein shall have the meanings ascribed thereto in the Credit Agreement unless otherwise defined herein);

         WHEREAS, subsequent to the closing of the Credit Agreement, Intermagnetics General Corporation, a New York corporation, reincorporated in the State of Delaware as Intermagnetics, Inc., changed its legal name to Intermagnetics General Corporation, a Delaware corporation, and assumed, as successor in interest, all the rights and obligations of the Borrower under the Credit Agreement;

         WHEREAS, the Borrower has notified the Lenders that it intends to sell its wholly-owned Subsidiary, IGC-Polycold Systems Inc. ("Polycold"), for approximately $52,400,000 in each consideration (the "Polycold Divestiture");

         WHEREAS, the Borrower has requested that the Lenders consent to the Polycold Divestiture and agree to release Polycold from its obligations as a Guarantor under the Credit Agreement; and

         WHEREAS, the Lenders have agreed to the amendment, consent and release requested by the Borrower, subject to the terms and conditions set forth herein.

         NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

                                   SECTION 1

                                   AMENDMENT
                                   ---------

         1.1 Amended Definition. The definition of "Borrower" set forth in
Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

         "Borrower" shall mean Intermagnetics General Corporation, a Delaware corporation (successor in interest to Intermagnetics General Corporation, a New York corporation).

                                    SECTION 2

                                     CONSENT
                                     -------

         2.1 Notwithstanding the terms of Sections 6.4(a)(iv) and 6.7 of the Credit Agreement and any other terms to the contrary contained in the Credit Agreement, the Lenders hereby consent to the Polycold Divestiture. Notwithstanding the terms of 2.7(b) of the Credit Agreement, the Lenders hereby agree that the Credit Parties shall not be required to apply the Net Cash Proceeds derived from the Polycold Divestiture as a mandatory prepayment of the outstanding Loans. The consents set forth in this Section 2 shall be effective solely with respect to the specific circumstances of the Polycold Divestiture and, except as specifically agreed to in this Section 2, the Credit Agreement shall remain in full force and effect according to its terms.

                                    SECTION 3

                                     RELEASE
                                     -------

         3.1 The Lenders hereby release Polycold from all of its obligations as a Guarantor under the Credit Agreement and the other Credit Documents.

                                    SECTION 4

                               CLOSING CONDITIONS
                               ------------------

         4.1 Closing Conditions.

         This Amendment shall be effective as of the date hereof upon satisfaction of the following conditions precedent, in form and substance reasonably acceptable to the Administrative Agent:

             (a) Amendment. The Administrative Agent shall have received a copy of this Amendment duly executed by each of the Credit Parties and the Lenders.

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             (b) Material Terms. The Administrative Agent and the Lenders shall have received a description of the material terms of the Polycold Divestiture, in form and detail reasonably satisfactory to the Lenders. All legal, tax, accounting, business and other matters relating to the Polycold Divestiture shall be reasonably satisfactory in all material respects to the Administrative Agent.

             (c) Balance Sheet. The Administrative Agent and the Lenders shall have received a consolidated balance sheet of the Borrower and its consolidated Subsidiaries, prepared on a pro forma basis after giving effect to the Polycold Divestiture.

             (d) Other Documents. The Administrative Agent and the Lenders shall have received such other documentation as the Administrative Agent or any Lender may reasonably request in connection with the foregoing.

                                    SECTION 5

                                  MISCELLANEOUS
                                  -------------

         5.1 Representation and Warranties of the Credit Parties. Each of the Credit Parties represents and warrants to the Lenders as follows:

             (a) It has taken all necessary action to authorize the execution, delivery and performance of this Amendment.

             (b) This Amendment has been duly executed and delivered by such Person and constitutes such Person's legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors' rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

             (c) No consent, approval, authorization or order of, or filing, registration or qualification with, any court or Governmental Authority or third party is required in connection with the execution, delivery or performance by such Person of this Amendment.

             (d) The representations and warranties of such Person set forth in
         Article III of the Credit Agreement are, subject to the limitations set forth therein, true and correct as of the date hereof (except for those which expressly relate to an earlier date).

         5.2 Reaffirmation of Credit Party Obligations.

             (a) Intermagnetics General Corporation, a Delaware corporation (successor in interest to Intermagnetics General Corporation, a New York corporation), hereby ratifies the Credit Agreement (as amended the Credit Agreement (as amended and modified by this Amendment) and the other Credit Documents and acknowledges and reaffirms (i) that, as the Borrower, it is bound by all terms of the Credit Agreement (as amended and modified by this Amendment) and the other Credit Documents applicable to it and (ii) that, as the Borrower, it is responsible for the observance and full performance of its respective Credit Party Obligations.

             (b) Each Guarantor hereby ratifies the Credit Agreement (as amended by this Second Amendment) and the other Credit Documents and acknowledges and reaffirms (i) that it is bound by all terms of the Credit Agreement (as amended by this Second Amendment) and the other Credit Documents applicable to it and (ii) that it is responsible for the observance and full performance of its respective Credit Party Obligations.

         5.3 Credit Document. This Amendment shall constitute a Credit Document under the terms of the Credit Agreement.

         5.4 Expenses. The Borrower agrees to pay all reasonable costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including, without limitation, the reasonable fees and expenses of Moore & Van Allen, PLLC, and any previously incurred fees and expenses which remain outstanding on the date hereof.

         5.5 Entirety. This Amendment and the other Credit Documents embody the entire agreement between the parties hereto and supersede all prior agreements and understandings, oral or written, if any, relating to the subject matter hereof.

         5.6 Counterparts/Telecopy. This Amendment may be executed and delivered
(A) in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute one contract and (B) by facsimile or electronic signature, which shall be deemed for all purposes to be an original signature.

         5.7 Governing Law. This Amendment and the rights and obligations of the parties under this Amendment shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.

         5.8 Consent to Jurisdiction; Service of Process; Waiver of Jury Trial. The jurisdiction, services of process and waiver of jury trial provisions set forth in Sections 9.14 and 9.17 of the Credit Agreement are hereby incorporated by reference, mutatis mutandis.

         5.9 Further Assurances. The Credit Parties agree to promptly take such action, upon the request of the Administrative Agent, as is reasonably necessary to carry out the intent of this Amendment.

                           [Signature Pages Follow]]

                              INTERMAGNETICS, INC.
                       THIRD AMENDMENT TO CREDIT AGREEMENT
                        CONSENT AND RELEASE OF GUARANTOR

         IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed under seal and delivered as of the date and year first above written.

BORROWER:                                  INTERMAGNETICS GENERAL CORPORATION,
--------                                   a Delaware corporation (successor in
                                           interest to Intermagnetics General
                                           Corporation, a New York corporation)


                                           By: /s/ Michael K. Burke
                                              ----------------------------------
                                           Name: Michael K. Burke
                                           Title: EVP & CFO

GUARANTORS:                                INVIVO CORPORATION,
----------                                 a Delaware corporation

                                           By: /s/ Michael K. Burke
                                              ----------------------------------
                                           Name: Michael K. Burke
                                           Title: Treasurer

                                           IGC-MEDICAL ADVANCES INC.,
                                           a Wisconsin corporation

                                           By: /s/ Michael K. Burke
                                              ----------------------------------
                                           Name: Michael K. Burke
                                           Title: Treasurer

                                           SUPERPOWER INC.,
                                           a Delaware corporation

                                           By: /s/ Michael K. Burke
                                              ----------------------------------
                                           Name: Michael K. Burke
                                           Title: Treasurer

                              INTERMAGNETICS, INC.
                       THIRD AMENDMENT TO CREDIT AGREEMENT
                        CONSENT AND RELEASE OF GUARANTOR


GUARANTORS cont:                           INVIVO RESEARCH CORPORATION,
----------                                 a California corporation

                                           By: /s/ Michael K. Burke
                                              ----------------------------------
                                           Name: Michael K. Burke
                                           Title: Treasurer

                                           MEDICAL DATA ELECTRONICS, INC.,
                                           a Delaware corporation

                                           By: /s/ Michael K. Burke
                                              ----------------------------------
                                           Name: Michael K. Burke
                                           Title: Treasurer

                                           MRI DEVICES CORPORATION,
                                           a Delaware corporation

                                           By: /s/ Michael K. Burke
                                              ----------------------------------
                                           Name: Michael K. Burke
                                           Title: Treasurer

                              INTERMAGNETICS, INC.
                       THIRD AMENDMENT TO CREDIT AGREEMENT
                        CONSENT AND RELEASE OF GUARANTOR


ADMINISTRATIVE AGENT
--------------------
AND LENDERS:                         WACHOVIA BANK, NATIONAL ASSOCIATION,
-----------                          as Administrative Agent and as a Lender

                                     By: /s/ Annette Herber
                                        ----------------------------------
                                     Name: Annette Herber
                                     Title: Vice President

                              INTERMAGNETICS, INC.
                       THIRD AMENDMENT TO CREDIT AGREEMENT
                        CONSENT AND RELEASE OF GUARANTOR




                                    JPMORGAN, CHASE BANK, N.A.
                                    (F/K/A JPMORGAN CHASE BANK)

                                    By: /s/ James E. Murphy
                                       ----------------------------------
                                    Name: James E. Murphy
                                    Title: VIP

                             INTERMAGNETICS, INC.
                       THIRD AMENDMENT TO CREDIT AGREEMENT
                        CONSENT AND RELEASE OF GUARANTOR




                                    KEYBANK, NATIONAL ASSOCIATION


                                    By: /s/ Bryant J. Cassella
                                       ----------------------------------
                                    Name: Bryant J. Cassella
                                    Title: Senior Vice President

                             INTERMAGNETICS, INC.
                       THIRD AMENDMENT TO CREDIT AGREEMENT
                        CONSENT AND RELEASE OF GUARANTOR




                                    COMERICA BANK


                                    By: /s/ Sara M. Booms
                                       ----------------------------------
                                    Name: Sara M. Booms
                                    Title: Account Representative